EXHIBIT 21.1

MACK-CALI REALTY CORPORATION

Subsidiary	State of Incorporation or Organization
1 COMMERCE REALTY L.L.C.	NJ
1 EXECUTIVE REALTY L.L.C.	NJ
1 WATER STREET L.L.C.	NY
2 COMMERCE REALTY L.L.C.	NJ
2 EXECUTIVE REALTY L.L.C.	NJ
2 PARAGON REALTY L.L.C.	DE
2 TWOSOME REALTY L.L.C.	NJ
2 INDEPENDENCE SPE LLC	DE
3 CAMPUS REALTY LLC	DE
3 ODELL REALTY L.L.C.	NY
3 PARAGON REALTY L.L.C.	DE
3 SYLVAN HOLDING, L.L.C.	NJ
3 SYLVAN REALTY L.L.C.	NJ
4 GATEHALL REALTY L.L.C.	NJ
4 PARAGON REALTY L.L.C.	NJ
4 SENTRY HOLDING L.L.C.	DE
4 SENTRY REALTY L.L.C.	DE
4 BECKER SPE LLC	DE
4 SYLVAN SPE LLC	DE
5 WOOD HOLLOW REALTY, L.L.C.	NJ
5 BECKER SPE LLC	DE
5/6 SKYLINE REALTY L.L.C.	NY
6 BECKER SPE LLC	DE
6 PARSIPPANY L.L.C.	NJ
9 CAMPUS REALTY L.L.C.	NJ
10 INDEPENDENCE SPE LLC	DE
11 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
12 SKYLINE ASSOCIATES L.L.C.	NY
12 VREELAND REALTY LLC	DE
14/16 SKYLINE REALTY L.L.C.	NY
14 COMMERCE REALTY L.L.C.	NJ
14 SYLVAN REALTY L.L.C.	NJ
20 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
20 WATERVIEW SPE LLC	DE
25 COMMERCE REALTY, L.L.C.	NJ
30 TWOSOME REALTY L.L.C.	NJ
31 TWOSOME REALTY L.L.C.	NJ
35 WATERVIEW HOLDING L.L.C.	DE
35 WATERVIEW SPE LLC	DE
40 TWOSOME REALTY L.L.C.	NJ
41 TWOSOME REALTY L.L.C.	NJ
50 TWOSOME REALTY L.L.C.	NJ
55 CORPORATE PARTNERS L.L.C.	DE

Subsidiary	State of Incorporation or Organization
55 CORPORATE REALTY L.L.C.	DE
75 LIVINGSTON SPE LLC	DE
85 LIVINGSTON SPE LLC	DE
97 FORSTER REALTY L.L.C.	NJ
100 WILLOWBROOK REALTY L.L.C.	DE
101 COMMERCE REALTY L.L.C.	NJ
101 EXECUTIVE REALTY L.L.C.	NJ
101 HUDSON STREET ASSOCIATES	NJ
101 HUDSON URBAN RENEWAL ASSOCIATES	NJ
101 HUDSON LEASING ASSOCIATES	NJ
102 EXECUTIVE REALTY L.L.C.	NJ
120 PASSAIC STREET L.L.C.	NJ
150 MAIN STREET, L.L.C.	DE
201 COMMERCE REALTY L.L.C.	NJ
201 WILLOWBROOK FUNDING L.L.C.	NJ
210 CLAY SPE LLC	DE
225 CORPORATE REALTY L.L.C.	NY
225 EXECUTIVE REALTY L.L.C.	NJ
233 CANOE BROOK ASSOCIATES L.L.C.	NJ
300 HORIZON REALTY L.L.C.	NJ
300 TICE REALTY ASSOCIATES L.L.C.	NJ
343 THORNALL HOLDING L.L.C.	DE
343 THORNALL SPE LLC	DE
395 W. PASSAIC L.L.C.	NJ
400 CHESTNUT REALTY L.L.C.	NJ
461 FROM REALTY L.L.C.	NJ
470 CHESTNUT REALTY L.L.C.	NJ
500 COLUMBIA TURNPIKE ASSOCIATES L.L.C.	NJ
530 CHESTNUT REALTY L.L.C.	NJ
600 HORIZON CENTER L.L.C.	NJ
600 PARSIPPANY ASSOCIATES L.L.C.	NJ
701 2ND ST WDC MEMBER L.L.C.	DC
1256 N. CHURCH REALTY L.L.C.	NJ
1266 SOUNDVIEW REALTY L.L.C.	CT
1280 WALL SPE LLC	DE
1507 LANCER REALTY L.L.C.	NJ
1717 REALTY ASSOCIATES L.L.C.	NJ
ALTERRA I L.L.C.	DE
ALTERRA II L.L.C.	DE
ANDORVER PLACE APTS. L.L.C.	DE
BA ROSELAND L.L.C.	DE
BMP MOORESTOWN REALTY L.L.C.	NJ
BMP SOUTH REALTY L.L.C.	NJ
BRIDGE PLAZA REALTY ASSOCIATES L.L.C.	NJ
C.W. ASSOCIATES L.L.C.	NJ
CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR V LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VII LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR VII URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.	NJ
CALI HARBORSIDE (FEE) ASSOCIATES L.P.	NJ

Subsidiary	State of Incorporation or Organization
CCMA NOMINEE L.L.C.	NJ
CENTURY PLAZA ASSOCIATES L.L.C.	NJ
CHAI JV MEMBER L.L.C.	VA
CLEARBROOK ROAD ASSOCIATES L.L.C.	NY
COLLEGE ROAD REALTY L.L.C.	NJ
COMMERCENTER REALTY ASSOCIATES L.L.C.	NJ
CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
CURTIS CENTER I MEZZ A L.L.C.	DE
CURTIS CENTER I MEZZ B L.L.C.	DE
CURTIS CENTER I MEZZ C L.L.C.	DE
CURTIS CENTER II MEZZ D L.L.C.	DE
CURTIS CENTER II MEZZ E L.L.C.	DE
CURTIS CENTER II MEZZ F L.L.C.	DE
CURTIS CENTER TIC I L.L.C.	DE
CURTIS CENTER TIC II L.L.C.	DE
CWLT ROSELAND EXCHANGE L.L.C.	NJ
ELEVENTH SPRINGHILL LAKE ASSOCIATES, LLC	MD
ELMSFORD REALTY ASSOCIATES L.L.C.	NY
EMPIRE STATE CAFÉ LICENSING L.L.C.	NY
EMPIRE STATE FUNDING L.L.C.	DE
EMPIRE STATE VEHICLE LEASING L.L.C.	NY
EPSTEINS B 40 PARK ROSEWOOD UNIT L.L.C.	NJ
EPSTEINS B METROPOLITAN UNIT, L.L.C.	NJ
EPSTEINS B RENTALS, L.L.C.	NJ
EPSTEINS C LOFTS, LLC	NJ
FIVE SENTRY REALTY ASSOCIATES L.P.	PA
FOURTEENTH SPRINGHILL LAKE ASSOCIATES L.L.C.	DE
GALE ONC ASSOCIATES, L.L.C.	DE
GALE SLG NJ GP LLC	DE
GALE SLG NJ MEZZ LLC	DE
GALE SLG NJ OPERATING PARTNERSHIP, L.P.	DE
GARDEN STATE CAFÉ LICENSING L.L.C.	NJ
GARDEN STATE VEHICLE LEASING L.L.C.	NJ
GRAND JERSEY WATERFRONT URBAN RENEWAL L.L.C.	NJ
GREENBELT GKA REALTY LLC	MD
GREENBELT I-1 REALTY LLC	MD
GREENBELT L REALTY LLC	MD
GREENBELT/SPRINGHILL LAKE ASSOCIATES L.L.C.	MD
HANOVER 3201 REALTY L.L.C.	NJ
HANOVER HOSPITALITY CORP.	NJ
HARBORSIDE HOSPITALITY CORP.	NJ
HARBORSIDE UNIT A URBAN RENEWAL, L.L.C.	NJ
HILLSBOROUGH 206 HOLDINGS L.L.C.	NJ
HORIZON CENTER REALTY ASSOCIATES L.L.C.	NJ
JUMPING BROOK REALTY ASSOCIATES L.L.C.	NJ
KEMBLE PLAZA II REALTY L.L.C.	NJ
KNIGHTSBRIDGE REALTY L.L.C.	NJ
LINWOOD REALTY L.L.C.	NJ
LITTLETON REALTY ASSOCIATES L.L.C.	NJ
LR OVERLOOK PHASE III L.L.C.	DE
M-C 101 HUDSON ASSOCIATES L.L.C.	NJ
M-C 125 BROAD A L.L.C.	DE
M-C 125 BROAD C L.L.C.	DE
M-C 2 SOUTH GOLD L.L.C.	NJ

Subsidiary	State of Incorporation or Organization
M-C 3 AAA L.L.C.	NJ
M-C 3 CAMPUS, LLC	DE
M-C 5 AAA L.L.C.	NJ
M-C 6 AAA L.L.C.	NJ
M-C CAPITOL ASSOCIATES L.L.C.	DE
M-C CHURCH REALTY L.L.C.	NJ
M-C CONSTRUCTION SERVICES L.L.C.	NJ
M-C HARBORSIDE PROMENADE LLC	NJ
M-C HARSIMUS PARTNERS L.L.C.	NJ
M-C HUDSON LLC	NJ
M-C LENOLA REALTY L.L.C.	NJ
M-C NEWARK L.L.C.	DE
M-C PENN MANAGEMENT TRUST	MD
M-C PLAZA II & III LLC	NJ
M-C PLAZA IV LLC	NJ
M-C PLAZA V LLC	NJ
M-C PLAZA VI & VII LLC	NJ
M-C PROPERTIES CO. REALTY L.L.C.	NJ
M-C RED BANK REALTY L.L.C.	NJ
M-C VREELAND, LLC	DE
MACK-CALI ADVANTAGE SERVICES CORPORATION	DE
MACK-CALI B PROPERTIES, L.L.C.	NJ
MACK-CALI BRIDGEWATER REALTY, L.P.	NJ
MACK-CALI BUILDING V ASSOCIATES L.L.C.	NJ
MACK-CALI CAMPUS REALTY L.L.C.	NJ
MACK-CALI CHESTNUT RIDGE, L.L.C.	NJ
MACK-CALI CW REALTY ASSOCIATES L.L.C.	NY
MACK-CALI D.C. MANAGEMENT CORP	DE
MACK-CALI E-COMMERCE L.L.C.	DE
MACK-CALI EAST LAKEMONT L.L.C.	NJ
MACK-CALI F PROPERTIES L.P.	NJ
MACK-CALI FACILITY, LLC	NJ
MACK-CALI FREEHOLD L.L.C.	NJ
MACK-CALI HARBORSIDE UNIT A L.L.C.	NJ
MACK-CALI HOLMDEL L.L.C.	DE
MACK-CALI JOHNSON ROAD L.L.C.	NJ
MACK-CALI MANAGEMENT L.L.C.	DE
MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI MORRIS REALTY L.L.C.	NJ
MACK-CALI PLAZA I L.L.C.	NJ
MACK-CALI PROPERTIES CO.	NJ
MACK-CALI PROPERTY TRUST	MD
MACK-CALI REALTY ACQUISITION CORP.	DE
MACK-CALI REALTY CONSTRUCTION CORPORATION	NJ
MACK-CALI REALTY, L.P.	DE
MACK-CALI SERVICES, INC.	NJ
MACK-CALI SHORT HILLS L.L.C.	NJ
MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI SPRINGING L.L.C.	DE
MACK-CALI SUB I, INC.	DE
MACK-CALI SUB III, INC.	DE
MACK-CALI SUB VI, INC.	DE
MACK-CALI SUB X, INC.	DE
MACK-CALI SUB XI, INC.	DE

Subsidiary	State of Incorporation or Organization
MACK-CALI SUB XV TRUST	MD
MACK-CALI SUB XVII, INC.	DE
MACK-CALI TAXTER ASSOCIATES L.L.C.	NY
MACK-CALI TC L.L.C.	DE
MACK-CALI TEXAS PROPERTY L.P.	TX
MACK-CALI TRS HOLDING CORPORATION	DE
MACK-CALI WOODBRIDGE L.L.C.	NJ
MACK-CALI WP REALTY ASSOCIATES L.L.C.	NY
MACK-CALI-R COMPANY NO. 1 L.P.	NJ
MACK-GREEN-GALE L.L.C.	DE
MAIN-MARTINE MAINTENANCE CORP.	NY
MAPLE 4 CAMPUS REALTY L.L.C.	NJ
MAPLE 6 CAMPUS REALTY L.L.C.	NJ
MARBELLA LAND HOLDING, L.L.C.	NJ
MARBELLA TOWER ASSOCIATES L.L.C.	NJ
MARBELLA TOWER ASSOCIATES SOUTH, L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES, L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES SOUTH, L.L.C.	NJ
MC 55 CORPORATE DRIVE L.L.C.	DE
MC 55 CORPORATE MANAGER L.L.C.	DE
MC 100 IMW HOLDING L.P.	DE
MC CURTIS CENTER INVESTOR L.L.C.	DE
MC AIRPORT HOLDING L.P.	PA
MC FREE WI-FI L.L.C.	NJ
MC HUDSON HOLDING L.L.C.	NJ
MC HUDSON REALTY L.L.C.	NJ
MC KEMBLE HOLDING L.L.C.	DE
MC MC-KPG-I PUBLIC LEDGER, LLC	DE
MC MADISON HOLDING L.P.	PA
MC MONUMENT APARTMENT L.P.	PA
MC MONUMENT HOLDING L.P.	PA
MC ONE RIVER GENERAL L.L.C.	NJ
MC ONE RIVER LIMITED L.L.C.	NJ
MC OPM HOLDING L.P.	PA
MC PARSIPPANY HOSPITALITY CORP.	NJ
MC PORT IMPERIAL HOTEL L.L.C.	NJ
MC PORT IMPERIAL HOTEL TRS L.L.C.	NJ
MCPRC LLC	NJ
MC RICHMOND NB L.L.C.	NJ
MC RIVERWATCH NB L.L.C.	NJ
MC ROSELAND CRYSTAL LAKE L.L.C.	DE
MC ROSELAND EPSTEINS L.L.C.	DE
MC ROSELAND HILLSBOROUGH L.L.C.	DE
MC ROSELAND JERSEY CITY II L.L.C.	DE
MC ROSELAND MA HOLDINGS L.L.C.	DE
MC ROSELAND MARBELLA SOUTH L.L.C.	DE
MC ROSELAND MONACO L.L.C.	DE
MC ROSELAND NJ HOLDINGS L.L.C.	DE
MC ROSELAND NORTH RETAIL L.L.C.	DE
MC ROSELAND NY HOLDINGS L.L.C.	DE
MC ROSELAND PORT IMPERIAL 11, LLC	NJ
MC ROSELAND PORT IMPERIAL 13, L.L.C.	NJ
MC ROSELAND PORT IMPERIAL SOUTH 15 L.L.C.	DE

Subsidiary	State of Incorporation or Organization
MC ROSELAND PORTSIDE AT PIER ONE L.L.C.	DE
MC ROSELAND PORTSIDE L.L.C.	DE
MC ROSELAND TRS OPERATING L.L.C.	DE
MC ROSELAND VA HOLDINGS L.L.C.	DE
MC ROSELAND WASHINGTON STREET, L.P.	DE
MC ROSELAND WATERFRONT PARTNERS L.L.C.	DE
MC ROSELAND WORCESTER L.L.C.	DE
MC ROSETREE HOLDING L.P.	PA
MC SENTRY HOLDING L.P.	PA
MC WESTLAKES HOLDING L.P.	PA
MCPT TRS HOLDING CORPORATION	DE
MCPT TRUST	DE
MCRC TRUST	DE
METROVIEW 333 REALTY L.L.C.	NJ
MID-WEST MAINTENANCE CORP.	NY
MID-WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
MOACO HOLDINGS, L.L.C.	NJ
MONACO NORTH URBAN RENEWAL L.L.C.	NJ
MONACO SOUTH URBAN RENEWAL L.L.C.	NJ
MONMOUTH/ATLANTIC REALTY ASSOCIATES L.L.C.	NJ
MORRISTOWN EPSTEINS, L.L.C.	NJ
MOUNT AIRY REALTY ASSOCIATES L.L.C.	NJ
MOUNTAINVIEW REALTY L.L.C.	NJ
NEWARK CENTER HOLDING L.L.C.	DE
NUTMEG STATE CAFÉ LICENSING L.L.C.	CT
OFFICE ASSOCIATES L.L.C.	NJ
ONE CAMPUS ASSOCIATES, L.L.C.	DE
ONE GRANDE SPE L.L.C.	DE
ONE RIVER ASSOCIATES	NJ
ONE SYLVAN REALTY, L.L.C.	NJ
OPM FUNDING L.L.C.	NJ
OVERLOOK RIDGE L.L.C.	DE
OVERLOOK RIDGE CHASE II L.L.C.	DE
OVERLOOK RIDGE JV, L.L.C.	DE
OVERLOOK RIDGE JV 2C/3B, L.L.C.	DE
PALLADIUM REALTY L.L.C.	NJ
PARK SQUARE TIC L.L.C.	NJ
PARSIPPANY 4/5 REALTY L.L.C.	NJ
PARSIPPANY 202 REALTY L.L.C.	NJ
PARSIPPANY HANOVER REALTY II L.L.C.	NJ
PHELAN REALTY ASSOCIATES L.P.	CA
PLAZA VIII & IX ASSOCIATES L.L.C.	NJ
PORT IMPERIAL NORTH RETAIL, L.L.C.	NJ
PORT IMPERIAL SOUTH 11, L.L.C.	NJ
PORT IMPERIAL SOUTH 11 HOLDING, L.L.C.	NJ
PORT IMPERIAL SOUTH 11 URBAN RENEWAL, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 GARAGE, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 HOLDING, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 RETAIL L.L.C.	NJ
PORT IMPERIAL SOUTH 13, L.L.C.	NJ
PORT IMPERIAL SOUTH 13 URBAN RENEWAL, L.L.C.	NJ
PORT IMPERIAL SOUTH 15, L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 HOLDING, L.L.C.	NJ
PORT IMPERIAL SOUTH, L.L.C.	NJ

Subsidiary	State of Incorporation or Organization
PORT IMPERIAL SOUTH 4/5 GARAGE L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 RETAIL L.L.C.	NJ
PORTSIDE 1/4 L.L.C.	DE
PORTSIDE 5/6, L.L.C.	DE
PORTSIDE APARTMENT DEVELOPERS, L.L.C.	DE
PORTSIDE APARTMENT HOLDINGS L.L.C.	DE
PORTSIDE HOLDINGS L.L.C.	DE
PORTSIDE MASTER COMPANY, L.L.C.	NJ
PRINCETON CORPORATE CENTER REALTY ASSOCIATES L.L.C.	NJ
PRINCETON OVERLOOK REALTY L.L.C.	NJ
PRUROSE MONACO HOLDINGS, L.L.C.	NJ
PRUROSE PORT IMPERIAL SOUTH 15, L.L.C.	NJ
PRUROSE RIVERWALK G L.L.C.	NJ
PSA RAHWAY TIC L.L.C.	NJ
PW/MS MANAGEMENT CO. INC.	NJ
PW/MS OP SUB III, LLC	DE
RAHWAY APTS TIC L.L.C.	NJ
RED BANK CORPORATE PLAZA, LLC	NJ
RIVERWALK C. URBAN RENEWAL L.L.C.	NJ
RIVERWALK G URBAN RENEWAL L.L.C.	NJ
RM - C/H MANAGEMENT COMPANY L.L.C.	NJ
ROSEGARDEN MARBELLA SOUTH, L.L.C.	NJ
ROSEGARDEN MONACO HOLDINGS L.L.C.	NJ
ROSEGARDEN MONACO, L.L.C.	NJ
ROSELAND 4/5 HOLDING, L.L.C.	NJ
ROSELAND ACQUISITION CORP.	DE
ROSELAND ASSET SERVICES, L.L.C.	NJ
ROSELAND DESIGNS L.L.C.	NJ
ROSELAND/HARRISON, L.L.C.	NJ
ROSELAND HOSPITALITY CORP.	NJ
ROSELAND II L.L.C.	NJ
ROSELAND MANAGEMENT COMPANY, L.L.C.	DE
ROSELAND MANAGEMENT HOLDING L.L.C.	NY
ROSELAND MANAGEMENT SERVICES, L.P.	NJ
ROSELAND OWNERS ASSOCIATES L.L.C.	NJ
ROSELAND/RBA, L.L.C.	NJ
ROSELAND SERVICES L.L.C.	DE
ROSELAND/EASTCHESTER, L.L.C.	NJ
ROSELAND/LINCOLN HARBOR, L.L.C.	NJ
ROSELAND/OVERLOOK 2C/3B, L.L.C.	NJ
ROSELAND/OVERLOOK, L.L.C.	NJ
ROSELAND/PORT IMPERIAL SOUTH, L.L.C.	NJ
ROSELAND/PORT IMPERIAL, L.L.C.	NJ
ROSELAND/PORT IMPERIAL PARTNERS, L.P.	DE
ROSELAND QRS INC.	DE
ROSELAND RESIDENTIAL, L.P.	DE
ROSELAND RESIDENTIAL HOLDINGS LLC	DE
ROSELAND RESIDENTIAL TRS CORP.	DE
ROSELAND RESIDENTIAL TRUST	MD
ROSELAND/RIVERWALK G, L.L.C.	NJ
ROSELAND/SHORT HILLS L.L.C.	NJ
ROSEWOOD LAFAYETTE COMMONS, L.L.C.	NJ
ROSEWOOD MORRISTOWN, L.L.C.	NJ
RRT GREENBELT HOLDING LLC	MD

Subsidiary	State of Incorporation or Organization
SIX COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
SIXTEENTH SPRINGHILL LAKES ASSOCIATES L.L.C.	MD
SKYLINE REALTY L.L.C.	NY
SO. WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
SOUTH-WEST MAINTENANCE CORP.	NY
SYLVAN/CAMPUS REALTY L.L.C.	NJ
TALLEY MAINTENANCE CORP.	NY
TALLEYRAND REALTY ASSOCIATES L.L.C.	NY
TENTH SPRINGHILL LAKE ASSOCIATES, LLC	DE
TERRI REALTY ASSOCIATES L.L.C.	NJ
THE GALE COMPANY, L.L.C.	NJ
THE GALE CONSTRUCTION COMPANY, L.L.C.	DE
THE GALE CONSTRUCTION SERVICES COMPANY, L.L.C.	DE
THE GALE CONTRACTING COMPANY, L.L.C.	DE
THE GALE INVESTMENT SERVICES COMPANY, L.L.C.	DE
THE GALE MANAGEMENT COMPANY, L.L.C.	DE
THE GALE REAL ESTATE ADVISORS COMPANY, L.L.C.	DE
THE GALE REAL ESTATE SERVICES COMPANY L.L.C.	DE
THE GALE SERVICES COMPANY, L.L.C.	DE
TWELFTH SPRINGHILL LAKE ASSOCIATES, LLC	MD
VAUGHN PRINCETON ASSOCIATES L.L.C.	NJ
WEST AVENUE REALTY ASSOCIATES L.L.C.	CT
WEST-AVE. MAINTENANCE CORP.	CT
WHITE PLAINS REALTY ASSOCIATES L.L.C.	NY
XS HOTEL ASSOCIATES LLC	NJ
XS HOTEL URBAN RENEWAL ASSOCIATES LLC	NJ